THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM product suite, Lincoln ChoicePlusSM II product suite,
Lincoln ChoicePlus AssuranceSM product suite, Lincoln ChoicePlusSM Advisory,
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Fusion, Lincoln ChoicePlus AssuranceSM (Prime),
Lincoln ChoicePlusSM Rollover, Lincoln ChoicePlusSM Select B-Share, Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlusSM Signature, Lincoln InvestmentSolutionsSM, Lincoln InvestmentSolutionsSM RIA,
Lincoln Investor Advantage® product suite, Lincoln Investor Advantage® Pro product suite

Supplement dated June 26, 2026 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your individual annuity contract. This Supplement should be read in conjunction with the prospectus filed therein. All other terms and provisions of the prospectus, as supplemented, remain unchanged.

The changes described in this Supplement modify Appendix A – Investment Options Available Under The Contract.

Addition of a New Investment Option: On or about August 17, 2026, the following fund will be added as an investment option under your Contract. The information below summarizes key features of the fund.

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
The fund seeks capital appreciation.	Putnam VT U.S. Research Fund – Class IB	0.93%	17.88%	14.52%	15.07%

For more complete information about the fund, including its principal investment strategies and principal risks, please refer to the underlying fund prospectus.

Fund Reorganization: The Board of Trustees of each Putnam VT Sustainable Future Fund and Putnam VT U.S. Research Fund has approved the reorganization of the Putnam VT Sustainable Future Fund with and into the Putnam VT U.S. Research Fund. The reorganization is currently expected to close on or about August 17, 2026, with the net asset value of share to be issued in the reorganization expected to be determined on or about August 14, 2026. The reorganization is expected to be a tax-free reorganization for federal income tax purposes. Following the reorganization, all references to Putnam VT Sustainable Future Fund in the Prospectus will be removed and replaced with Putnam VT U.S. Research Fund.

Effective on or about June 26, 2026, Putnam VT Sustainable Future Fund will not be available to Contracts issued on or after this date.

You may obtain additional information, including underlying fund prospectuses, by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.